UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Ultratech Inc.

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ULTRATECH Enhancing Shareholder Value June 22, 2016

Safe Harbor
This
presentation
may
include
forward-looking
statements
within
the
meaning
of
the
Private
Securities
Litigation
Reform
Act
of
1995,
regarding
future
events
or
future
financial
performance
of
Ultratech.
These
forward-looking
statements
are
based
on
our
current
expectations
about
our
business,
industry,
and
customers,
and
they
are
subject
to
risks
and
uncertainties
that
may
cause
these
forward-looking
statements
to
be
inaccurate.
Such
risks
and
uncertainties
include
the
possible
delays,
deferrals
and
cancellations
of
orders;
quarterly
revenue
fluctuations;
industry
unpredictability;
demand
for
semiconductors
produced
by
our
clients;
our
ability
to
manage
costs;
new
product
introductions,
market
acceptance
of
new
products
and
enhanced
versions
of
our
existing
products;
our
lengthy
sales
cycles,
and
the
timing
of
system
installations
and
acceptances;
lengthy
and
costly
development
cycles
for
our
products;
competition
and
consolidation
in
the
markets
we
serve;
rapid
technological
change;
pricing
pressures
and
product
discounts;
our
ability
to
collect
receivables;
product
concentration
and
lack
of
product
revenue
diversification;
inventory
obsolescence;
general
economic,
financial
market
and
political
conditions
and
other
factors
outside
of
our
control;
and
other
factors
described
in
our
periodic
reports
filed
with
the
SEC.
Ultratech
undertakes
no
obligation
to
update
any
forward-looking
statements.
Ultratech Inc. ("Ultratech” or “UTEK”) will hold its 2016 Annual Meeting of shareholders on July 19, 2016. UTEK has filed with the
Securities and Exchange Commission (the “SEC”) and mailed to its shareholders a definitive proxy statement and form of WHITE proxy card in connection with the 2016 Annual Meeting. The definitive proxy statement contains important information about UTEK, the 2016 Annual Meeting and related matters.
ULTRATECH
STOCKHOLDERS
ARE
STRONGLY
ENCOURAGED
TO
READ
THE
DEFINITIVE
PROXY
STATEMENT,
THE
ACCOMPANYING
WHITE
PROXY
CARD,
AND
ANY
OTHER
RELEVANT
SOLICITATION
MATERIALS
WHEN
THEY
BECOME AVAILABLE
BECAUSE
THESE
DOCUMENTS
CONTAIN
IMPORTANT
INFORMATION.
UTEK and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of UTEK in connection with the matters to be considered at the 2016 Annual Meeting. Information regarding UTEK’s directors and executive officers is contained in UTEK’s annual report on Form 10-K filed with the SEC on February 26, 2016, as amended by the
Form 10-K/A filed with the SEC on April 22, 2016, and definitive proxy statement filed with the SEC on June 10, 2016.
The proxy statement and other relevant solicitation materials (when they become available), and any and all documents filed by
UTEK with the SEC, may be obtained by investors and security holders free of charge at the SEC’s web site at www.sec.gov. In addition, UTEK’s filings with the SEC, including the proxy statement and other relevant solicitation materials (when they become available),
may
be
obtained,
without
charge,
at
http://www.ultratech.com/.

Table of Contents
I.
Executive Summary
1
I.
A Leader in Technology Driven Markets
3
II.
Focused on Enhancing Shareholder Value
10
III.
Committed to Maintaining Open Dialogue with Shareholders
22
IV.
Ultratech’s Board has Thoroughly Vetted Neuberger’s Nominees
30
V.
Recommendation:
VOTE
The
WHITE
Proxy
Card
FOR
Ultratech’s
35
Highly-Qualified Nominees

Executive Summary
Ultratech is a leader in capital manufacturing equipment
for the semiconductor and nanotechnology markets
Ultratech’s management and Board weathered industry challenges in 2013-2015 and took significant steps to protect shareholder value
•
Cost discipline: reduced expenses, shifted manufacturing to Singapore, re-prioritized R&D spending
•
Revised compensation structure
•
Diversified
business:
Focused
on
growth
markets
to
position
for
rebound
–
e.g.,
Advanced
Packaging
and
OSATs
•
Investor
transparency:
No
surprises
-
clearly
communicated
industry
challenges
to
shareholders
on
earnings
calls
Ultratech is now entering a period of improved performance
•
Repositioning in the prior down cycle combined with a resurgence in some of our traditional markets
•
Q1 sales growth among the best in the industry and total bookings have exceeded every quarter since Q4 2012
•
Total
shareholder
returns
for
the
latest
12
months
and
year-to-date
have
significantly
outperformed
our
peer
group
(1)
•
Ultratech
share
price
up
approximately
14%
year-to-date
compared
to
approximately
4%
for
the
peer
group
(2)
Ultratech is committed to best in class corporate governance
•
Board refreshment process underway:
•
Added
Paramesh
Gopi
to
stand
at
the
2016
annual
meeting,
replacing
Joel
Gemunder
who
is
not
standing
for
re-election
•
Committed to adding a new director over each of the next 2 to 3 years
•
Significantly lowered 2015 management compensation expenses
•
Increased shareholder outreach program over the past year
•
Succession planning program in place

(1)
Peers: Axcelis
Technologies, Cascade Microtech, Cohu, Electro Scientific Industries,
FormFactor, GSI Technology, Mattson Technology, Nanometrics
Incorporated, PDF
Solutions, Rudolph Technologies, Veeco
Instruments and Xcerra
Corporation
(2)
As of June 17, 2016

Ultratech
has engaged with Neuberger Berman and welcomes its involvement in the Board refreshment process and other corporate governance matters
Executive Summary (Cont’d)
•
Ultratech
has been engaging with Neuberger and other shareholders with regard to governance and board refreshment
•
The
nomination
of
Dr.
Paramesh
Gopi
is
the
result
of
an
independent
shareholder
introduction
•
Board's Corporate Governance and Nominating Committee has thoroughly vetted Neuberger's proposed candidates as well as Dr. Gopi
Neuberger Berman’s nominees do not have the requisite competencies to help guide Ultratech and are simply not the right directors for Ultratech
Ms. Beatriz Infante
•
Has no semiconductor or related business expertise
•
Has a problematic history at other public companies
•
Has been associated with bankrupt companies
Dr. Ronald Black
•
Has no business expertise that is relevant to Ultratech’s business
•
Has been associated with bankrupt companies
•
Given
Rambus’
reputation
for
patent
litigation,
Ultratech
believes
his
presence
on
the
Board
will
be
detrimental
to
Ultratech’s
relationships with its customers

A Leader in Technology Driven Markets 3

Ultratech Today
•
Founded: 1979
•
IPO: 1993 (NASDAQ: UTEK)
•
Headquarters: San Jose, CA
•
Manufacturing: San Jose, CA and Singapore
•
Large Installed Base: >3000 tools
•
Strong IP Position: >1000 patents
•
Technology Driven Markets:
–
Advanced Packaging Lithography
–
HBLED Lithography
–
Laser Annealing
–
Advanced 3D Inspection
–
Atomic Layer Deposition (ALD)
Over 35 Years of Optical Manufacturing Knowledge, Systems Engineering
Design, and World Class Integration Expertise

Ultratech is Poised for Growth and Success
Industry Strategy
•
Transition from Planar Logic to 3D FinFET
•
Device transition difficult and costly
•
Ultratech investment in R&D continues
•
Logic: LXA melt technology for transistor formation (new world record)
•
Middle-of-the-line laser applications
•
Memory: 3D Inspection, LSA sub-melt
technology
•
Atomic Layer Deposition (ALD) Technology
Roadmap
•
Logic-centric
focus;
Memory
2nd
phase
in
growth
•
Nanotechnology diversification into related technology markets
•
HBLED, MEM’s, Sensors, Medical

Bookings ALD 2% Service 14% Advanced Packaging 57% Laser Processing 26% Sales 1Q16 Bookings and Sales 6 North America 6% Europe 2% Southeast Asia 20% Greater China 72%

Sustained Industry Leadership
in Major Product Lines
* Includes AMAT license
Flash
Anneal
40%
Sources: Financial Reports, Internal Data

Data based on FY2015 Revenues
UTEK
70%
Others
30%
Laser
Anneal*
60%
Advanced Packaging (AP)
Lithography
Laser Submelt
Anneal
(LSA)

Ultratech
WINNING SOLUTIONS

Total Worldwide LSA Passes
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
2010
2011
2012
2013
2014
2015

Company Confidential

Worldwide Production with
LSA Increasing
•
Annual wafer volume on
LSA continues to increase
•
Second wave of foundries
entering the 40/28nm logic
business
•
Leading edge capacity
addition for millisecond
expected in 2016-2017
•
Technical advantages of
LSA become more
significant at future nodes
Steady Increase in LSA Wafer Passes

Source: Internal Data

Ultratech
WINNING SOLUTIONS

Solder bump
Cu pillar
Au bump
5 Year CAGR: 23%
30,000
25,000
20,000
15,000
10,000
5,000
0
300mm Wafer Demand (000s)
2014
2015
2016
2017
2018
2019
Year

Fan-out WLP
Fan-in WLP
5 Year CAGR: 63%
8,000
7,000
6,000
5,000
4,000
3,000
2,000
1,000
0
300mm Wafer Demand (000s)
2014
2015
2016
2017
2018
2019
Year

Company Confidential

Advanced Packaging Expansion
Cu Pillar
Industry has transitioned away from solder bump
technologies (~150um pitch) to Cu pillar (~50um
pitch)
Main Benefits:
•
Finer pitch capable down to 50 µm in-line and 40 µm /
80 µm staggered
•
Higher current capability (3x higher than solder)
•
Reduced signal impedance
•
Better thermal conductivity
•
Lower chemistry cost
Fan Out -
WLP
Reconstituted wafer and perimeter mold compound
allows for I/O redistribution beyond chip footprint
Main Benefits:
•
Smaller form factor, lower profile package:  similar to
conventional WLP in profile
•
Increased I/O density
•
Excellent electrical and thermal performance
•
Multi-Layer Fine L/S (2/2µm)
•
Multiple die in a low-profile package

Source: TechSearch
International (September 2015)

Focused on Enhancing Shareholder Value 10

Ultratech Has Significantly
Outperformed Peers

Peer
Index
reflects
the
median
total
shareholder
return
of
the
following:
Axcelis
Technologies,
Cascade
Microtech,
Cohu,
Electro
Scientific
Industries,
FormFactor,
GSI
Technology,
Mattson
Technology,
Nanometrics
Incorporated,
PDF
Solutions,
Rudolph
Technologies, Veeco
Instruments and Xcerra
Corporation. TSR Data from Factset
with dividends re-invested on ex-date.
YTD
as
of
June
17,
2016.
1-,
3-,
5-
and
10-year
data
presented
on
a
calendar
year
basis.
(60.0%)
(50.0%)
(40.0%)
(30.0%)
(20.0%)
(10.0%)
0.0%
10.0%
20.0%
30.0%
2016 YTD
1 Year
3 Year
5 Year
10 Year
UTEK
Peers

Ultratech
WINNING SOLUTIONS

Ultratech
FORTUNE's "100 Fastest-Growing Companies"
#49
49 Ultratech
Ultratech
Ultratech

Company Confidential

2012 – Forbes ranked Ultratech #49 fastest growing public company 12

Ultratech
WINNING SOLUTIONS

FORTUNE
AMERICA'S BIGGEST REAL ESTATE PROJECT ...EVER
BY SHAWN TULLY
2013 FASTEST-GROWING COMPANIES
5 YEARS AFTER THE MELTDOWN

FORTUNE

**Fastest-Growing Companies**

# #19

## Ultratech

**Rank:** 19

*3-year average*

**Revenue Growth:** 36%

**Profit Growth:** 128%

**Total Return:** 31%

Based in San Jose, Ultratech makes lithography and laser-processing systems used by manufacturers of semiconductors and high-brightness light-emitting diodes, or LEDs. In June 2012, the company acquired patents for semiconductor packaging from IBM and a few months later, it added the assets of Cambridge Nanotechnology. In the first quarter of 2013, revenue in the Asia-Pacific region, 86% of the company's total, came in at $52.2 million, up 110% over the year before. Ultratech's stock flirted with a 17 year high in February, but has fallen off more than 30% since and the company's revenues were down nearly 30 percent in the second quarter. -- C.G.

**Revenues ($ millions):** 246

**Net Income ($ millions):** 50.7

**Sector:** Technology

| | | |
|---|---|---|
| 19 | 49 | ULTRATECH<br>San Jose |

Company Confidential

2013 – Forbes ranked Ultratech #19 fastest growing public company 13

Ultratech Began Warning of Industry
Challenges in Early 2013
Despite excellent Q1 2013 earnings results, we communicated the following on our conference call held April 18, 2013:
Industry Challenges Clearly Articulated
•
“It’s well known that the semiconductor logic foundries are moving from one generation technology to another... foundry logic
manufacturers,
we
believe,
are
faced
with
the
challenges
in moving
to the new advanced nodes with increasing risk.”
•
“Further
compounding
the
problem
is
the
new
FinFET
devices
are
quite
difficult
to
produce
with
reliable yields. Virtually every leading logic foundry in the world has active programs for 14 or 16-nm
FinFET
devices. Progress has been slower than most had expected due to the learning curve in dealing
with
a
totally
new
transistor
structure.
This
has
and
will
be
a
difficult
transition...”
Impact to Ultratech Clearly Articulated
•
“We
believe,
based
on
our
current
information,
that
our
business
will
be
in
a
pause
mode
for
the
next couple of quarters.”
•
“In
response
to
this
pause,
Ultratech
has
moved
aggressively
to
take
mitigating
steps.”

What happened in 2013-2015?
•
Memory
was hot, Logic
was not
•
Logic capital spending slowed due to:
•
DRAM pricing and NAND Flash growth
•
Yield challenges at smaller nodes meant
minimal performance improvement and higher
cost at 20nm, 16/14nm
•
FinFET challenges at 16/14nm caused
further spending delays until late 2015,
with a resurgence at 28nm
•
The last node for reliable performance
at low cost
•
These industry challenges affected
Ultratech’s LSA business and were
clearly communicated in all earnings
conference calls and public filings

Peer Index reflects the median total shareholder return of the following:
Axcelis
Technologies, Cascade Microtech, Cohu, Electro Scientific
Industries, FormFactor, GSI Technology, Mattson Technology,
Nanometrics
Incorporated, PDF Solutions, Rudolph Technologies,
Veeco
Instruments and Xcerra
Corporation. TSR Data from Factset
with dividends re-invested on ex-date. 3-year data presented on a calendar year basis.
(50.0%)
(40.0%)
(30.0%)
(20.0%)
(10.0%)
0.0%
10.0%
3 Year
UTEK
Peers

Ultratech’s Management and Board
Weathered Industry Challenges in 2013-2015
Diversified Business
•
Focused on Advanced Packaging
and saw a new wave of activity from
OSATs
•
Expanded Superfast line of products
to sell into both memory and logic
customers
•
Optimized LED business
•
Began pursuing memory
applications for LSA
Disciplined Approach
•
Revised management incentive
program to take costs out of the
organization
•
Shifted most manufacturing
operations to Singapore
•
Re-prioritized R&D spending
•
Layoffs/salary cuts/hiring freeze
•
Cutbacks on travel and sales
conferences
Cyclical story moving in 2/3-year business cycles

Ultratech
WINNING SOLUTIONS

($ Millions)

Company Confidential

Operating Cash Flow (3 mos.) In good times: very positive In bad times: minimally negative 17 -10 0 10 20 30 40 50 60 70 80 90 2012 2013 2014 2015 2016

Significantly Outperforming Peers
in the Near-Term
Recent strength vs peers due to:
•
Advanced Packaging momentum
•
Expansion due to copper pillar and
fan-out wafer level packaging
•
OSAT activity
•
Resurgence in LSA for 28nm
•
Most reliable performance at lowest cost
of ownership
•
UTEK was extremely successful selling
into the first wave of 28nm in 2012 and
has strong footprint with major foundries
•
Second wave coming from second tier
foundries

Peer Index reflects the median total shareholder return of the following:  Axcelis
Technologies, Cascade Microtech, Cohu, Electro Scientific Industries,
FormFactor, GSI Technology, Mattson Technology, Nanometrics
Incorporated,
PDF Solutions, Rudolph Technologies, Veeco
Instruments and Xcerra
Corporation. TSR Data from Factset
with dividends re-invested on ex-date. YTD
as of June 17, 2016. 1-year data presented on a calendar year basis.
(10.0%)
(5.0%)
0.0%
5.0%
10.0%
15.0%
2016 YTD
1 Year
UTEK
Peers

Ultratech
WINNING SOLUTIONS

| | | | | |
|---|---|---|---|---|
| | | | | |

Company Confidential

Financial Improvement in 2016
4Q15
Actual
1Q16
Consensus
1Q16
Actual
2Q16
Guidance
Sales
$28.3M
$39.1M
$45.2M
“up 5%-10% over 1Q16”
EPS
($0.33)
($0.11)
($0.04)
“profitable on both a GAAP
and non-GAAP basis”

Positive YoY Growth
Compared to Peers for 1Q 2016

Sales
1Q16
Sales
1Q15
YoY
Growth
Electro Scientific Industries, Inc.
51.5
37.6
37%
Cascade Microtech, Inc.
34.8
31.7
10%
Ultratech, Inc.
45.2
41.9
8%
Rudolph Technologies, Inc.
54.4
52.6
3%
Cohu, Inc.
65.8
68.1
-3%
Nanometrics
Incorporated
47.5
50.4
-6%
PDF Solutions, Inc.
25.1
26.8
-6%
GSI Technology, Inc.
12.2
13.1
-7%
Axcelis
Technologies, Inc.
67.5
73.3
-8%
Xcerra Corporation
78.4
92.3
-15%
Veeco Instruments Inc.
78.0
98.3
-21%
FormFactor, Inc.
53.6
70.8
-24%
Mattson Technology, Inc.
28.7
58.3
-51%

Positive Momentum in 2016
•
Book to bill
> 1.3 to 1 in 1Q16
•
New systems bookings included several orders for LSA, Superfast 3D
Inspection and Advanced Packaging
•
Total bookings in 1Q16 exceeded every quarter since 4Q12
•
Strong bookings have continued into 2Q16 with another LSA order and several orders for AP300 steppers
•
Singapore fully booked through 3Q16 and running at 100% utilization
•
Anticipate returning to profitability and positive cash flow in 2016
•
Beginning another positive 2/3-year cycle

Committed to Maintaining an Open Dialogue with Shareholders 22

Recent Engagement with Shareholders
•
In response to shareholder feedback from the 2015 Annual
Meeting, the Board and the Compensation Committee expanded
dialogue with shareholders to better understand their
perspectives on compensation and corporate governance issues.
•
Since July 2015, we have engaged with and solicited input from shareholders that currently control more than 50% of UTEK’s
outstanding shares.
•
Discussion topics included executive compensation, board
refreshment and succession planning.

Ultratech Has Taken Significant Actions
Based on Shareholder Feedback
Executive Compensation
•
Significantly lowered 2015 executive compensation
Board Refreshment
•
Nominated Dr. Paramesh Gopi to replace Joel Gemunder,
who is not standing for re-election
•
Instead of simply appointing Dr. Gopi
to the Board, Ultratech
is
nominating Dr. Gopi
as a director and letting the Ultratech
stockholders
make the decision
•
Committed to continuing the board refreshment process for
the next 2-3 years, adding a highly-qualified director candidate for each of the following 2-3 years
Succession Planning
•
Named Tammy Landon and Dave Ghosh as NEOs as part of
succession planning initiatives

Executive Compensation Program Highlights
Following shareholder engagement as well as meetings with ISS and Glass Lewis, we implemented the following changes:
•
Implemented performance measures into our named executive officer long-term incentives awarded in 2015 by making payouts dependent upon targeted percentages of stock price appreciation.
•
The potential payout is 50% of the executive’s target amount for a 30% increase in stock price by December
31, 2017 and a potential payout of the full target amount for a 60% increase in stock price by December 31,
2017 (with the increases based on the average of the high and low trading prices for the Company’s stock on the grant date of the awards). Once a performance goal is achieved, awards vest ratably over three years. The applicable stock price goals have not yet been attained, and no new long-term incentives have been awarded to the NEOs for 2016.
•
Capped maximum payouts under our incentive awards.
•
Maintain stock ownership guidelines with a 10x guideline level of ownership for our Chief
Executive officer.
•
Established anti-hedging and anti-pledging policies.
•
Adopted a clawback
policy.
•
Updated our peer group of companies.
•
NEO salaries and target annual incentives remain flat.

Ultratech Actively Engaged
with Neuberger Berman in 2015…
We have taken action on succession planning and have refreshed the Board, adding a new director with more relevant experience than
Neuberger Berman’s nominees

August 2015
NB sends letter to UTEK
expressing disappointment
with long-term shareholder
value creation, tenure of
current Board members
and lack of management
succession plan.
August 2015
UTEK Lead Director
responds with
corrections and
proposes a meeting
at NB offices.
September 2015
Lead Director and
CEO meet with NB,
further discuss their
concerns and offer a
continuing dialog on
those topics.
October 2015
Board responds to
NB. NCG discusses
adding new Board
member(s). CEO
meets with top
shareholders to
gain feedback.
December 2015
UTEK issues Board
refreshment press
release.
NCG: Nominating and Corporate Governance
Committee of the Board
October 2015
NB sends another letter to
UTEK reiterating prior
concerns and reserving the
right to put forward Board
candidates or shareholder
proposals.

…and Has Actively Engaged
with Neuberger Berman in 2016
We have taken action on succession planning and have refreshed the Board, adding a new director with more relevant experience than
Neuberger Berman’s nominees

March 2016
NB proposes Ms. Beatriz
Infante
and Dr. Ronald
Black for appointment as
directors.
February 2016
NCG meets and discusses
the criteria for possible new
board members, the process
for identifying qualified
candidates, and director
qualifications.
April 2016
After thorough vetting,
UTEK decides not to
move forward with
either NB candidate,
and asks that they
suggest the names of
other possible
candidates.
NCG: Nominating and Corporate Governance
Committee of the Board
April 2016
NB notifies UTEK of its
intent to nominate Ms.
Infante
and Dr. Black to
be elected to the Board
at the Annual Meeting.
April 2016
UTEK issues a
statement in response
to the Neuberger
notice.
March 2016
Members of the Board
review credentials of
all individuals who
had been suggested
for consideration as
members of the
Board.

Ultratech Has Made Significant Progress in
Succession Planning
Tammy D. Landon, Senior Vice President of Operations
•
Currently leads human resources, information technology and corporate services
•
Joined Ultratech in 2000 and has been involved with manufacturing, operations, materials, engineering, quality, training, technical support and installations
•
Over 30 years of manufacturing, project management and engineering positions in the semiconductor and defense industries
Dave Ghosh, Senior Vice President Global Sales and Service
•
Works with CEO on special projects including M&A activities, initiating and negotiating with foreign governments for business development and risk management
•
Joined Ultratech in 1989 and has since been involved in risk management, corporate services, real estate, facilities, environment, health and safety, human resources, information technology systems and worldwide service
•
Over 30 years in a variety of operations and service positions
In February 2016, we announced the promotion of two executives to executive officers as part of our ongoing leadership succession process

Do Not Be Fooled by Neuberger’s False and
Misleading Statements on Ultratech
Neuberger
used
selective
time
periods
and
stock
indices
to
place
Ultratech’s
stock
performance
in
a
negative
light
•
When compared to our semiconductor capital equipment peers, Ultratech has outperformed this group year-to-date as of June
17,
2016,
as
well
as
over
1-,
5-
and
10-year
calendar
periods.
Neuberger
claims
that
according
to
Ultratech’s
proxy
statements,
Mr.
Zafiropoulo
has
been
paid
more
than
$25
million
in
the
last ten years
•
However, and consistent with competitive and industry practices, the majority of this compensation was in the form of equity awards, with values directly linked to and dependent upon our stock price, to directly align with stockholder interests.
Neuberger “estimates” that Mr. Zafiropoulo has liquidated three-quarters of his ownership interest in Ultratech
•
Neuberger’s analysis fails to consider his substantial ownership interest in the Company since its formation.
•
In
addition,
compared
to
a
group
of
companies
considered
as
“peers”
by
Ultratech’s
compensation
committee,
Mr.
Zafiropoulo’
s
ownership percentage in Ultratech still far exceeds the ownership of other peer group CEOs.
Neuberger falsely states that Scott Zafiropoulo, the Company’s General Manager of Laser Products and SVP of Marketing,
was paid $500,000 in compensation last year and questions his senior leadership role at Ultratech
•
In fact, his base salary and bonus totaled approximately $314,000 in 2015 (excluding any restricted stock unit grants, which vest over a 50-month period). Scott’s total compensation ranks him after Senior Executives and other Senior Vice Presidents.
•
Scott has been with Ultratech since 1993 in various marketing and technical roles and worked his way up from an Associate
Marketing Coordinator through 11 promotions.
•
Scott completed the Marketing Management Program at Stanford School of Business in 2002 and has coauthored numerous articles in trade publications.
Neuberger
claims
that
Ultratech
sponsored
an
auto
racing
team
with
which
Mr.
Zafiropoulo
is
affiliated.
•
In fact, Ultratech
has never paid any money to sponsor the racing team.
•
Instead,
Mr.
Zafiropoulo
used
personal
funds
to
sponsor
the
racing
team
under
Ultratech’s
name
to
further
raise
the
Company’s
profile.

Ultratech’s Board Thoroughly Vetted Neuberger’s Nominees 30

Neuberger’s Nominee Dr. Ronald Black is Not
Additive to Ultratech’s Board
Dr. Ronald Black
•
Zafiropoulo and Child, in their respective capacities as CEO and Chair of the NCG Committee, met in person with Dr. Black, discussing his background and exploring possible issues presented by his appointment to the Board.
•
Mr. Child provided Dr. Black with a questionnaire, to be returned and evaluated by the NCG Committee and UTEK’s counsel.
•
The entire NCG Committee interviewed Dr. Black telephonically, exploring aspects of his background and experience.
•
Dr.
Black
was
the
CEO
at
MobiWire
(formerly
Sagem
Wireless),
which
filed
for
bankruptcy
while
Dr.
Black
was
CEO.
•
Ultratech
believes that Dr. Black’s position as CEO of Rambus, in connection with its history of patent litigation against Rambus customers,
which
are
or
may
be
Ultratech
customers,
would
have
a
material
and
adverse
effect
on
Ultratech’s
relationships
with
those
customers
•
Dr. Black presently serves on four corporate boards: two public companies (one of which is Rambus, where he is also the CEO) and two private companies, and is an example of a director who is “overboarded.”
Dr. Black does not have the relevant industry experience or business strategy
to
successfully
provide
oversight
to
Ultratech’s
leadership,
has a history of being involved with unsuccessful or bankrupt companies and carries the risk of Ultratech being associated with litigation against its customers

Ultratech remains open to suggestions of other nominees

Neuberger’s Nominee Ms. Beatriz Infante
is
Not Additive to Ultratech’s Board
Ms. Beatriz Infante
•
Zafiropoulo and Child met in person with Ms. Infante, discussing her background, experience and qualifications.
•
Mr.
Child
provided
Ms.
Infante
with
a
questionnaire
to
be
returned
and
evaluated
by
the
NCG
Committee
and
UTEK’s
counsel.
•
Members
of
the
NCG
Committee
had
telephonic
meetings
with
Ms.
Infante
over
two
days.
•
Ms. Infante
has had a problematic history at numerous publicly traded companies where she was a director or executive officer:
•
Liquidity (Current Director): Stock down approximately 59%
•
Sonus
(Current Director): Stock down approximately 30%
•
Momenta (Past Co-Founder): Bankrupt after three years
•
Emulex Corp. (Past Director): Blacklisted for reelection by a hedge fund; defendant in shareholder suit
•
ENXSuite
Corp. (Past CEO): Decline in sales and market penetration
•
Aspect (Past CEO/Chairman): Stock down approximately 21%, amid declining sales
Ms. Infante
does not have the relevant semiconductor and related
industry experience or operational experience to successfully provide oversight to Ultratech’s
leadership, has a problematic history at other
public companies and has been associated with bankrupt companies

Ultratech remains open to suggestions of other nominees

Ultratech Has An Experienced, Independent
and Diverse Board

Art Zafiropoulo
Chairman and CEO,
Ultratech
Noted for both his leadership skills and technical expertise throughout the semiconductor industry with over five decades of industry experience
Currently a Top 10 shareholder with over 3% of the shares outstanding*
Michael Child
Senior Advisor,
TA Associates
More than 25 years experience investing in and acquiring technology and related companies with current semiconductor Board positions at IPG Photonics and Finisar
Corporation and previous
Board experience at
semiconductor and related companies
Joel Gemunder**
Former
President and CEO,
Omnicare
Deep expertise as a public company chief executive officer and Board member in the areas of corporate governance, mergers and acquisitions and other transactions involving public companies in a variety of industries
Paramesh Gopi, PhD***
President and CEO,
Applied Micro Circuits
Corporation
Established track
record of growing businesses in the embedded and telecommunication semiconductor markets; named inventor under 30 patents involving device-related inventions; will also join Ultratech’s
Technical Advisory Board
Nicholas Konidaris
President and CEO,
OmniGuide
17 years of experience in consumer electronics, semiconductors, passive components and LED markets as
CEO at Electro Scientific Industries and Advantest America
Dennis Raney
Managing Director,
PrimeMark Advisors
Decades of finance, accounting and corporate governance experience and international experience in high-
technology companies and other industries
Henri Richard
EVP WW Field and Customer
Operations,
NetApp
14 years experience at semiconductor and related
companies including Freescale, SanDisk,
NetApp and
Advanced Micro Devices
Rick Timmins
Venture Partner,
G-51 Capital
Deep financial background including 12 years as Vice President of Finance for Cisco and experience with accounting, governance and audit committee matters
*     As of 3/31/16 public filings
**   Will not be standing for re-election at the 2016 annual stockholders meeting
***  Board nominee

Ultratech
WINNING SOLUTIONS

apm applied micro

MARVELL

WD Western Digital

Texas Instruments

Company Confidential

Ultratech Has Proposed a New Board Member
Identified through an Independent Shareholder
Key Attributes
•
Seasoned executive with deep knowledge of customer applications and platforms
•
Brings strong knowledge and experience in embedded and telecommunication industries
•
Well-established track record of leadership in growing businesses in the embedded and telecommunication semiconductor markets
•
Founded Entridia
Corporation, a provider of Network Processing ASICs for Optical Networks, in 1999 and sold to Conexant in 2001
•
Dr. Gopi is a named inventor under 30 patents involving device-related inventions

Paramesh Gopi, PhD
Vice President and
General Manager
President and Chief
Executive Officer
(June 2008 –
present)
Principal Engineer
Principal Engineer

Recommendation: VOTE The WHITE Proxy Card FOR Ultratech’s Highly-Qualified Nominees 35

Ultratech
WINNING SOLUTIONS

✓

✓

✓

✓

Company Confidential

Ultratech is Poised for
Continued Growth and Success
Sustained Industry Segment Leadership
Portfolio of High-value Products Addressing Industry Needs
Positive Momentum in 2016 leading into an “up” cycle
Focused on Improving Financial and Operational Execution

Vote the WHITE Proxy Card Today
•
Ultratech is a leader in technology driven markets
•
Management and Board are focused on enhancing shareholder value
•
Management and Board are committed to strong corporate
governance and
maintaining an open dialogue with shareholders
•
Board's Corporate Governance and Nominating Committee has
thoroughly vetted Neuberger's proposed candidates
•
Ultratech has enhanced its corporate governance policy, refreshed its
Board and executed on succession planning
•
Ultratech’s director nominee satisfies our expectations for relevant semiconductor and related industry experience and operational experience to successfully provide oversight to Ultratech’s leadership